UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2006
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
     On May 12, 2006, the Compensation Committee (the “Committee”) of the BlueLinx Holdings Inc. (the “Company”) Board of Directors established the following annual base salary levels for the Company’s current named executive officers:

George R. Judd, President & Chief Operating Officer	$310,000
David J. Morris, Treasurer & Chief Financial Officer	$226,000
Barbara V. Tinsley, General Counsel & Secretary	$235,000
     The annual base salary level for Stephen E. Macadam, the Company’s Chief Executive Officer, was previously set at $700,000 for 2006 in his employment agreement with the Company dated October 20, 2005. The full Board previously approved Mr. Macadam’s annual base salary levels as part of the employment agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

	By:	/s/ Barbara V. Tinsley

Barbara V. Tinsley General Counsel & Secretary

Dated: May 18, 2006